UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 30, 2022

Ecomax, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21613	13-3865026
(State	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

630 Fifth Avenue, Suite 2338, New York, 10111

(Address of principal executive offices) (Zip code)

(929)-923-2740

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

●	Appointment of Directors and Officers

On September 30, 2022, the following person was appointed as our director and, effective as of Mr. Yu Yam’s resignation, as our officer and Chairman of the board of directors:

Name	Age	Position
Raymond Chen	39	Chief Executive Officer, Chief Financial Officer, director and Chairman of the Board of Directors.

Mr. Chen has extensive experience in the financial industry and in company management. From September 2010 to January 2015, he served as a business advisor to many start-ups in the United States. From April 2016 to September 2022, Mr. Chen served as a senior financial advisor of Qianhai Meijiao (Shenzhen) Consulting Management Co., Ltd, a company based in Shenzhen, China. Mr. Chen obtained his M.B.A degree from Campbellsville University, Kentucky, in 2007, and obtained his Bachelor degree in accounting from Nanjing Tech University, China, in 2006.

Mr. Chen does not have any family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

●	Resignation of Directors and Officers

On September 30, 2022, upon the appointment of Mr. Chen as director, Mr. Yu Yam, Anthony, Chau, Chief Executive Officer, Chief Financial Officer, director and Chairman of the Board of Directors resigned from all his positions with the Company and the resignation became effective on September 30, 2022.

There was no disagreement between Mr. Yu Yam, Anthony, Chau and the Company.

As the result of Mr. Yu Yam, Anthony, Chau’s resignation, Mr. Chen became our Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2022

	By:	/s/ Raymond Chen
	Name:	Raymond Chen
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer